UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 30, 2015

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL 33160
(Address of Principal Executive Offices) (Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Net Element, Inc. (the “Company”) is filing this Amendment No. 2 on Form 8-K/A (this “Amendment”) to its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2015 (the “Original Filing”) in order to include conformed signatures in the signature pages to the Securities Purchase Agreement (Senior Convertible Notes and Warrants) among the Company and the investors listed on the signature pages attached thereto, that was filed as Exhibit 10.4 to the Original Filing.  No other changes to the Original Form 8-K have been made hereby.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.4	Securities Purchase Agreement (Senior Convertible Notes and Warrants) among the Company and the investors listed on the signature pages attached thereto

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2015

NET ELEMENT, INC.

By: /s/ Jonathan New
Name: Jonathan New
Title: Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description
10.4	Securities Purchase Agreement (Senior Convertible Notes and Warrants) among the Company and the investors listed on the signature pages attached thereto

4